SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[ X] Preliminary Proxy Statement    [  ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                            Eaton Vance Growth Trust

                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per  unit   price  or  other  underlying  value   of  transaction  computed
pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
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[ ]  Check box if  any part of the fee  is offset as  provided by  Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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
                      EATON VANCE GREATER CHINA GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                                 August 12, 2002


Dear Shareholder:


We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Greater China Growth Fund (the "Fund"), a series of Eaton Vance Growth Trust (the "Trust") on Monday, October 7, 2002 to consider three Proposals. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees of the Trust that includes all of the existing Trustees (except for one that is retiring) and one new Trustee. The existing Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of the Board will continue to be composed of Trustees that are independent of Fund management. The Trustees are also asking Fund shareholders to modernize the Fund's fundamental investment restrictions by eliminating those restrictions that are either not required to be fundamental or not required at all, and amending certain other restrictions to conform them to those used by other Eaton Vance funds in order to facilitate Eaton Vance Management's compliance program. Lastly, the Trustees are asking shareholders to approve a change in the Fund's diversification status from diversified to nondiversified.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, we do need your vote. You can vote by MAIL, TELEPHONE, or through the INTERNET, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person if you wish. By voting promptly, you can help your Fund avoid the expense of additional mailings.

If you would like additional information concerning a Proposal, please call one of our service representatives at 1-866-387-2378. Your participation in this vote is extremely important.

                                          Sincerely,



                                          James B. Hawkes
                                          President and Chief Executive Officer
                                          Eaton Vance Management

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO OBTAIN A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                      EATON VANCE GREATER CHINA GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 7, 2002

A Special Meeting of the Shareholders will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M. (Eastern Standard Time), for the following purposes:

     1.   To consider and act upon a proposal to elect Trustees;

     2. To consider and act upon a proposal to eliminate or amend certain fundamental investment restrictions (as set forth in Exhibit A to the accompanying Proxy Statement);

     3.   To   consider   and  act  upon  a   proposal   to  change  the  Fund's
          diversification status from diversified to nondiversified; and

     4. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of the Fund. The Board of Trustees of the Fund has fixed the close of business on August 9, 2002 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                       By Order of the Board of Trustees



                                       Alan R. Dynner
                                       Secretary

August 12, 2002
Boston, Massachusetts

                                    IMPORTANT
SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                      EATON VANCE GREATER CHINA GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Fund to be held October 7, 2002 at The Eaton Vance Building, 255 State Street, Boston, MA 02109, for the benefit of shareholders who do not expect to be present at the meeting. The proxy is solicited on behalf of the Board of Trustees, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about August 12, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on August 9, 2002 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of June 30, 2002, there were 8,449,862,516 shares of beneficial interest of the Fund consisting of Class A, B and C shares.

The persons who held of record more than 5% of the outstanding shares of the Fund as of June 30, 2002 are set forth in Exhibit B. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the Fund's outstanding shares. The Trustees and officers of the Fund, as a group own beneficially less than 1% of the shares of the Fund. Shareholders of all classes of shares of the Fund will vote jointly on all items. As noted in Proposal 1, a plurality of the shares of the entire Trust is required to approve that proposal.

The Trustees know of no business other than the business mentioned in Proposals 1 through 3 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund will furnish without charge a copy of the Fund's most recent Annual Report and its Semi-Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109,
Attn: Proxy Coordinator, or call 1-866-387-2378.


                        PROPOSAL 1. ELECTION OF TRUSTEES

The Fund is in the master-feeder structure and invests its assets in a corresponding portfolio named Greater China Growth Portfolio (the "Portfolio"). The Board of Trustees has proposed that the slate of persons listed in the table set forth below be elected as Trustees of the Trust and/or Portfolio. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Mr. Dornbusch who is a nominee for election to the Board. If elected, Mr. Dornbusch will replace Jack Treynor, a current Trustee who is retiring pursuant to the Trust's mandatory retirement policy and is not proposed for election. Other than the nomination of Mr. Dornbusch and the retirement of Mr. Treynor, the slate of nominees for the Trust's Board of Trustees consists of persons currently serving as Trustee on the Board. With respect to the

Portfolio, the slate of nominees consists of persons currently serving as Portfolio Trustee (except Mr. Treynor) and three additional nominees, including Mr. Dornbush, Jessica M. Bibliowicz and Lynn A. Stout. Ms. Bibliowicz and Ms. Stout currently serve as Trustees of the Trust. The slate of Trustees is being submitted to shareholders so that the Trust and the Portfolio can comply with a federal securities law requirement that provides, in summary, that at least two-thirds of the Trustees holding office be elected by shareholders.

TRUSTEE NOMINATIONS

The nominees for Trustee of the Trust and/or the Portfolio and their principal occupations for at least the last five years are set forth in the table below. Unless otherwise indicated, the position listed under "Positions with the Trust and/or Portfolio" are held with both the Trust and the Portfolio.

INTERESTED TRUSTEES

James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with the Fund; Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a wholly-owned subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are indirect wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization".)

Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of the Fund and of other Funds for which EVM or BMR acts as investment adviser or for which EVD serves as principal underwriter.

Mr. Lloyd George is an "interested person" by reason of his affiliation with Lloyd George Management (Hong Kong) Limited ("LGM-HK"), the investment adviser of the Portfolio.

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                 FUND COMPLEX
                                             TERM OF                                              OVERSEEN BY
                         POSITION(S)        OFFICE AND                                            TRUSTEE OR     OTHER DIRECTORSHIPS
NAME, ADDRESS           HELD WITH THE        LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST    NOMINEE FOR    HELD BY TRUSTEE OR
AND AGE(1)         TRUST AND/OR PORTFOLIO   TIME SERVED                 FIVE YEARS                 TRUSTEE(2)    NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES

JESSICA M. BIBLIOWICZ     Trustee of the    Since 1998     President and Chief Executive Officer        176        None
DOB: 11/28/59             Trust; current                   of National Financial Partners
                          nominee for                      (financial services company) (since
                          Trustee of the                   April 1999).  President and Chief
                          Portfolio                        Operating Officer of John A. Levin &
                                                           Co. (registered investment adviser)
                                                           (July 1997 to April 1999) and a
                                                           Director of Baker, Fentress & Company
                                                           which owns John A. Levin & Co. (July
                                                           1997 to April 1999).  Formerly,
                                                           Executive Vice President of Smith
                                                           Barney Mutual Funds (July 1994 to June
                                                           1997).

                                       2

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                 FUND COMPLEX
                                             TERM OF                                             OVERSEEN BY
                         POSITION(S)        OFFICE AND                                            TRUSTEE OR     OTHER DIRECTORSHIPS
NAME, ADDRESS           HELD WITH THE       LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST     NOMINEE FOR    HELD BY TRUSTEE OR
AND AGE(1)         TRUST AND/OR PORTFOLIO   TIME SERVED              FIVE YEARS                   TRUSTEE(2)    NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

JAMES B. HAWKES           Trustee;          President      Chairman, President and Chief Executive      176      Director of EVC, EV
DOB: 11/9/41              President of      and Trustee    Officer of BMR, Eaton Vance and their                 and EVD
                          the Trust; Vice   of the Trust   corporate parent and Trustee (EVC and
                          President of      since 1982;    Eaton Vance, Inc. ("EV"); Vice
                          the Portfolio     Vice           President of EVD.  President or officer
                                            President      of 172 investment companies in the
                                            and Trustee    Eaton Vance Fund Complex.
                                            of the of
                                            the
                                            Portfolio
                                            since 1992

HON. ROBERT LLOYD GEORGE  President and     Since 1992     Chief Executive Officer of Lloyd George       5         Chairman of LGM,
DOB: 8/13/52              Trustee of the                   Management (B.V.I.) Limited ("LGM");                    LGM-HK and
                          Portfolio                        LGM-HK and of Lloyd George Investment                   LGM-B
                                                           Management (Bermuda) ("LGM-B").

 NONINTERESTED TRUSTEES


EDWARD K.Y. CHEN          Trustee of the    Since 1992     President of Lingnan University of Hong       5      Director of First
DOB: 1/14/45              Portfolio                        Kong.  Board Member of the Mass Transit              Pacific Company and
                                                           Railway Corporation.  Member of the                  Asia Satellite
                                                           Executive Council of the Hong Kong                   Telecommunications
                                                           government from 1992-1997.                           Holding Ltd.

RUDI DORNBUSCH            Current Nominee        --        Professor of Economics and                   176     None
DOB: 6/8/42               for Trustee                      International Management, Massachusetts
                                                           Institute of Technology.  Partner, FDO
                                                           Partners LLC (an asset management and
                                                           financial advisory firm).

DONALD R. DWIGHT          Trustee           Trustee of     President of Dwight Partners, Inc. (a        176     Trustee/Director of
DOB: 3/26/31                                the Trust      corporate relations and communications               the Royce Funds
                                            since 1986;    company).                                            (mutual funds)
                                            of the
                                            Portfolio
                                            since 1996

SAMUEL L. HAYES, III      Trustee           Trustee of     Jacob H. Schiff Professor of Investment      176     Director of Tiffany
DOB: 2/23/35                                the Trust      Banking Emeritus, Harvard University                 & Co. (specialty
                                            since 1986;    Graduate School of Business                          retailer) and
                                            of the         Administration.                                      Telect, Inc.
                                            Portfolio                                                           (telecommunication
                                            since 1992                                                          services company)

                                       3

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                 FUND COMPLEX
                                             TERM OF                                              OVERSEEN BY
                         POSITION(S)        OFFICE AND                                            TRUSTEE OR     OTHER DIRECTORSHIPS
NAME, ADDRESS           HELD WITH THE        LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST     NOMINEE FOR    HELD BY TRUSTEE OR
AND AGE(1)          TRUST AND/OR PORTFOLIO   TIME SERVED              FIVE YEARS                   TRUSTEE(2)    NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

NORTON H. REAMER          Trustee           Trustee of     President, Unicorn Corporation (an           176        None
DOB: 9/21/35                                the Trust      investment and financial advisory
                                            since 1986;    services company) (since September
                                            of the         2000).  Chairman, Hellman, Jordan
                                            Portfolio      Management Co., Inc. (an investment
                                            since 1996     management company) (since November
                                                           2000).  Advisory Director of Berkshire
                                                           Capital Corporation (investment banking
                                                           firm) (since June 2002).  Formerly
                                                           Chairman of the Board, United Asset
                                                           Management Corporation (a holding
                                                           company owning institutional investment
                                                           management firms) and Chairman,
                                                           President and Director, UAM Funds
                                                           (mutual funds).


LYNN A. STOUT             Trustee of the    Since 1998     Professor of Law, University of              176        None
DOB: 9/14/56              Trust; current                   California at Los Angeles School of Law
                          nominee for                      (since July 2001).  Formerly, Professor
                          Trustee of the                   of Law, Georgetown University Law
                          Portfolio                        Center.

(1) The business address of each Trustee (except Messrs. Lloyd George and Chen) is The Eaton Vance Building, 255 State Street, Boston, MA 02109. The business address for Messrs. Lloyd George and Chen is 3808 One Exchange Square, Central, Hong Kong.
(2)  Includes both master and feeder funds in master feeder structure.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance funds overseen by the Trustee as of June 30, 2002. Portfolio shares cannot be owned by Trustees. The valuation date for the shares owned is June 30, 2002.

                                                                           Aggregate Dollar Range of Equity
                                                                          Securities Owned in All Registered
                                            Dollar Range of Equity         Funds Overseen by Trustee in the
              Name of Trustee            Securities Owned in the Fund          Eaton Vance Fund Complex
              ---------------            ----------------------------          ------------------------
     INTERESTED TRUSTEES
          Jessica M. Bibliowicz                      None                          $10,001 - $50,000
          James B. Hawkes                            None                            over $100,000
          Robert Lloyd George                        None                                None
     NONINTERESTED TRUSTEES
          Edward K.Y. Chen                           None                                None
          Rudi Dornbusch                             None                                None
          Donald R. Dwight                           None                            over $100,000
          Samuel L. Hayes, III                       None                            over $100,000
          Norton H. Reamer                           None                            over $100,000
          Lynn A. Stout                              None                          $10,001 - $50,000

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

BOARD MEETINGS AND COMMITTEES

During the calendar year ended December 31, 2001, the Trustees met eight times, the Special Committee met four times, the Audit Committee met once and the Nominating Committee met once. Each Trustee listed above attended at least 75% of such Board and committee meetings on which he or she serves.

The Nominating Committee of the Board of Trustees is comprised of the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee for the Trust. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Chen are currently serving on the Committee for the Portfolio. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees for the Trust. Messrs. Dwight (Chairman), Hayes and Chen are currently serving on the Committee for the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

Messrs.  Hayes  (Chairman),  Dwight,  Reamer  and Ms.  Stout are  members of the
Special Committee of the Board of Trustees for the Trust. Messrs. Hayes (Chairman), Dwight, and Reamer are currently serving on the Committee for the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

REMUNERATION OF TRUSTEES

Trustees of the Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees received from certain funds sponsored by the Eaton Vance Organization (each a "participating fund") in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the participating fund in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. The Portfolio does not participate in the Trustees' Plan. Neither the Fund nor the Portfolio has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization will be paid by the Fund. The compensation earned by the noninterested Trustees in their capacities as Trustees of the Fund as of the Fund's most recent fiscal year end, and the compensation earned in their capacities as Trustees of the registered investment companies in the Eaton Vance Group of Funds for the year ended December 31, 2001, is set forth in the following table.

    Source of        Jessica M.     Edward K.Y.       Donald R.      Samuel L.       Norton H.         Lynn A.
   Compensation      Bibliowicz         Chen           Dwight        Hayes, III       Reamer             Stout
   ------------      ----------         ----           ------        ----------       ------             -----
      Trust(2)        $   3,027        $    --          $2,449           $2,636        $2,426           $2,768
      Portfolio              --          5,000           1,837            1,977         1,584               --
      Total             160,000         27,413         162,500(3)       170,000       160,000          160,000(4)

(1) As of June 30, 2002, the Eaton Vance fund complex consisted of 177 registered investment companies or series thereof.
(2)  The Trust consisted of 28 Funds as of June 30, 2002.
(3)  Includes $60,000 of deferred compensation.
(4)  Includes $16,000 of deferred compensation.

ELECTION OF PORTFOLIO TRUSTEES. As noted above, each nominee for Trustee of the Trust and Messrs. Lloyd George and Chen have been nominated to serve as a Trustee of the Portfolio. When voting on a proposal to elect Trustees of the Portfolio, the Fund will vote its interest in the Portfolio for or against a nominee in the same proportion as the instructions received in this Proposal to vote for or against that nominee. Based on the current net assets of the Fund and the Portfolio, the Fund owns in excess of 95% of the interest in the Portfolio.

VOTING AT THE MEETING. Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing the Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the Trust and Portfolio, to hold office until their successors are elected and qualified.

VOTE REQUIRED TO APPROVE PROPOSAL 1. The Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy.

THE BOARD OF TRUSTEES RECOMMENDS THAT FUND SHAREHOLDERS VOTE TO ELECT EACH NOMINEE AS A TRUSTEE.

                     PROPOSAL 2. ELIMINATION OR AMENDMENT OF
                     CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires a registered investment company like the Fund to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this proxy statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Fund's fundamental policies to simplify and modernize those policies which are required to be fundamental, and to eliminate as fundamental any policies which are not required to be fundamental under current law, the positions of the staff of the Securities and Exchange Commission or otherwise. In particular, the National Securities Markets Improvement Act of 1996 permitted investment companies to eliminate investment restrictions formerly imposed by state securities ("Blue Sky") regulations. Shareholders of numerous Eaton Vance funds have approved similar revisions to their fundamental policies, and if these proposed revisions are approved then the uniformity of such policies would serve to facilitate Eaton Vance's compliance efforts.

     The Trustees also are proposing to adopt a new fundamental restriction (Restriction (16)) in order to clarify the Fund's authority to invest its assets in another open-end investment company that has the same objective, policies and restrictions as the Fund. Because the substance of proposed Restriction (16) is included in several of the Fund's existing restrictions, adopting a single restriction simplifies the Fund's other restrictions. Restriction (16) will permit the Fund to invest in one or more open-end investment companies that collectively have the same investment objective, policies and restrictions as the Fund. Under the existing restrictions, the Fund can only invest in one other investment company. The Fund currently invests all of its assets in the Portfolio. It has no current intention to invest its assets in any other investment companies.

     The proposed changes to the Fund's fundamental policies are discussed in detail below. Please refer to the statement of the Fund's restrictions set forth in Exhibit A, which is marked to show the changes to each restriction that would result if this Proposal is approved. By reducing to a minimum those policies which can be changed only by shareholder vote, the Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The references to the Fund's investment restrictions correspond to the numbered paragraphs in Exhibit A. If this Proposal is approved, the restrictions may be reordered. The proposed changes will not affect current management of the Fund's portfolio.

ELIMINATION OF CERTAIN RESTRICTIONS

     The Trustees propose to delete Restrictions (2), (4) through (6), (9), (11) and (13) through (15) because such restrictions are not required to be fundamental policies under the 1940 Act and/or the practices referred to in the restrictions are otherwise governed by the 1940 Act.

     Restriction (4) concerning short sales prohibits the Fund from engaging in such transactions unless they are "against the box." In a short sale, the Fund would sell a borrowed security with a corresponding obligation to return the same security. This restriction is not required to be fundamental. The Fund has a non-fundamental policy limiting short sales that is substantially similar to Restriction (4) except that it allows the Fund to hold cash or other liquid securities in a segregated account as collateral for a short sale.

     Restriction (5) concerning investment in other investment companies prohibits the Fund from investing in securities of other investment companies. Investment in other investment companies is regulated by the 1940 Act and this restriction does not contain all of the provisions of the 1940 Act regarding such investments.

     Restriction (2) concerns pledging assets to secure borrowings.  Restriction
(11) prohibits the Fund from investing for the purpose of gaining control of a company's management. Restriction (15) concerns the purchasing of oil, gas or other mineral leases. These restrictions are being deleted because they were formerly required by "Blue Sky" law and are not otherwise required to be fundamental policies.

     Restriction  (9)  relates  to  the  Fund's  issuer  diversification.   This
restriction will be eliminated if Proposal 3 is approved.

     Restriction (13) concerns investing in physical commodities. The substance of this restriction has been incorporated into Restriction (12) described below under "Amendment of Certain Restrictions."

     Restriction (6) limits transactions by the Fund in securities of issuers that have directors, trustees or officers in common with the Trust. Restriction
(14) concerning transactions with affiliates generally prohibits the Fund from buying or selling securities from the Trust's officers or Trustees or other affiliates. The 1940 Act's provisions on affiliated transactions govern such transactions and EVM maintains a code of ethics to monitor transactions affecting the Fund.

AMENDMENT OF CERTAIN RESTRICTIONS

     The Trustees propose to amend the following fundamental restrictions.

     Restriction (1) concerning borrowing has been revised to permit borrowing and the issuance of senior securities consistent with the 1940 Act. The positions of staff of the Securities and Exchange Commission on borrowings and senior securities have evolved over the years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. The Fund would like the ability to consider use of new investment techniques consistent with the 1940 Act as interpretations of the 1940 Act are further developed.

     While substantively unchanged, Restriction (3) concerning purchases on margin, Restriction (7) concerning underwriting securities and Restriction (10) concerning concentrating investments in any particular industry have been amended to more simply describe the prohibitions contained therein.

     Restriction (8) concerning lending has been amended to reflect current regulatory restraints and conform the restriction to the lending policy of other Eaton Vance funds. As amended, this restriction would permit the Fund to lend cash consistent with applicable law.

     Restriction (12) currently prohibits certain real estate investments. The restriction has been amended to include a prohibition on transactions in commodities or commodities contracts for the purchase or sale of physical commodities (presently contained in Restriction (13)).

CHANGES TO THE PORTFOLIO'S FUNDAMENTAL RESTRICTIONS. When voting on a parallel proposal to eliminate or amend a fundamental investment restriction of the Portfolio, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against such elimination or amendment in this Proposal. If a sufficient number of votes in favor of amending some or all of the Portfolio's restrictions are received from the investors in the Portfolio, such restrictions will be amended.

VOTE REQUIRED TO APPROVE PROPOSAL 2. Approval of the elimination or amendment of a restriction requires the affirmative vote of a majority of the outstanding voting securities of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

     The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of the Fund's shareholders. If the Proposal is not approved, the Fund's present fundamental restrictions will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE ELIMINATION OR AMENDMENT OF THE FUND'S INVESTMENT RESTRICTIONS AS DESCRIBED IN THIS PROPOSAL 2.

                  PROPOSAL 3. CHANGE IN DIVERSIFICATION STATUS

     As a diversified fund under the 1940 Act, the Fund may not (with respect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. The purpose of this Proposal is to change the Fund's diversification status under the 1940 Act from diversified to nondiversified. As a nondiversified fund under the 1940 Act, the Fund would be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended, which impose the foregoing 5% and 10% limitations with respect to only 50% of assets (provided that not more than 25% of assets is invested in any single issuer).

     Changing the Fund's status would provide flexibility to invest a greater percentage of assets in a single issuer. By investing a greater percentage of assets in a single issuer, the Fund would be more susceptible to any adverse economic or political occurrence affecting that issuer. If this Proposal is approved, Restriction (9) (set forth in Exhibit A to this Proxy Statement), which relates to the diversification of assets, will be eliminated.

CHANGES TO THE PORTFOLIO'S DIVERSIFICATION STATUS. When voting on a parallel proposal to change the diversification status of the Portfolio from diversified to nondiversified, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal. If a sufficient number of votes in favor of changing the Portfolio's diversification status are received from the investors in the Portfolio, the status will be changed.

VOTE REQUIRED TO APPROVE PROPOSAL 3. Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as set forth under "Vote Required to Approve Proposal 2" above.

     The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the Fund and its shareholders. If the Proposal is not approved, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF A CHANGE IN THE FUND'S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.

                       NOTICE TO BANKS AND BROKER/DEALERS
The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION
AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serve as independent accountants of the Fund and the Portfolio. Deloitte is expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise. For the most recent fiscal year, the Fund and Portfolio paid an aggregate of $8,600 and $50,000, respectively, in audit fees and $6,900 and $6,000, respectively, in non-audit fees to Deloitte. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2001 were $1,162,903. The Audit Committee and Board of Trustees are aware that Deloitte provides services to the Eaton Vance Organization.

OFFICERS OF THE TRUST AND PORTFOLIO. The officers of the Trust and Portfolio and length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, certain officers of the Trust and the Portfolio benefit from the management fees and administration fees paid to Eaton Vance by the Fund and the Portfolio, respectively. Because of their positions with the LGM organization and their ownership interests therein, certain officers of the Portfolio benefit from the advisory fee paid by the Portfolio to LGM-HK. Unless otherwise indicated, the position listed under "Positions with the Trust and/or Portfolio" are held with both the Trust and the Portfolio.

                             POSITION(S)     TERM OF OFFICE
                            HELD WITH TRUST    AND LENGTH OF                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)    AND/OR PORTFOLIO    TIME SERVED                         DURING PAST FIVE YEARS(2)
---------------------------------------------------------------------------------------------------------------------------------
PAMELA CHAN                  Vice President     Since 2002       Director of LGM-B.  Officer of 1 investment company managed by
DOB: 2/7/57                 of the Portfolio                     Eaton Vance and BMR.

GREGORY L. COLEMAN           Vice President     Since 2001       Partner of Atlanta Capital.  Officer of 10 investment companies
DOB: 10/28/49                 of the Trust                       managed by Eaton Vance or BMR.

THOMAS E. FAUST              Vice President     Since 1999       Executive Vice President of Eaton Vance, BMR, EV and EVC, Chief
DOB: 5/31/58                  of the Trust                       Investment Officer of Eaton Vance and BMR, and Director of EVC.
                                                                 Officer of 16 investment companies managed by Eaton Vance or BMR.

WILLIAM WALTER               Vice President     Since 1992       Director, Finance Director and Chief Operating Officer of LGM-B.
RALEIGH KERR                 and Assistant                       Director of LGM.  Officer of 4 investment companies managed by
DOB: 8/17/50                  Treasurer of                       Eaton Vance or BMR.
                             the Portfolio

JAMES A. WOMACK              Vice President     Since 2001       Vice President of Atlanta Capital.  Officer of 10 investment
DOB: 11/20/68                 of the Trust                       companies managed by Eaton Vance or BMR..

ALAN R. DYNNER                 Secretary        Since 1997       Vice President, Secretary and Chief Legal Officer of BMR, Eaton
DOB: 10/10/40                                                    Vance, EVD and EVC.  Officer of 176 investment companies managed by
                                                                 Eaton Vance or BMR.

JAMES L. O'CONNOR              Treasurer        Treasurer of     Vice President of BMR, Eaton Vance and EVD.  Officer of 176
DOB: 4/3/45                                     the Trust        investment companies managed by Eaton Vance or BMR.
                                                since 1989; of
                                                the Portfolio
                                                since 1992

(1) The business address of each officer (except Ms. Chan and Mr. Kerr) is The Eaton Vance Building, 255 State Street, Boston, MA 02109. The business address for Ms. Chan and Mr. Kerr is 3808 One Exchange Square, Central, Hong Kong.
(2)  Includes both master and feeder funds in master feeder structure.

INVESTMENT ADVISER, ADMINISTRATOR, MANAGER AND UNDERWRITER. LGM-HK, 3808 One Exchange Square, Central, Hong Kong, is the Portfolio's investment adviser. Pursuant to a service agreement effective January 1, 1996 between LGM-HK and LGM-B, LGM-B, acting under the general supervision of the Portfolio's Board of Trustees, is responsible for managing the Portfolio's investments. Eaton Vance serves as the manager of the Fund and the administrator of the Portfolio. EVD acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust's Board of Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund's transfer agent, PFPC, Inc., by broker-dealer firms or by a professional solicitation organization. The Fund has retained D.F. King & Co., Inc. of New York, NY ("DF King") to assist in the solicitation of proxies, for which the Fund will pay an estimated average fee of approximately $______ plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC, Inc., by broker-dealer firms, by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are [$ .]

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone and internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of the Proposals.

If a quorum is not present at the meeting or if the quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.


August 12, 2002

                                                                       EXHIBIT A

The following shows the changes to the Fund's fundamental investment restrictions that will be made if Proposal 2 is approved or, with respect to Restriction (9), if Proposal 3 is approved. Additions to a restriction appear in typeface that is bold and italicized; deletions appear in brackets.

The Fund may not:

(1) BORROW MONEY OR I [I]ssue senior securities [(] EXCEPT as PERMITTED BY [defined in] the 1940 Act; [and rules thereunder) or borrow money, except that the Fund or the Portfolio may borrow:

     (i) from banks to purchase or carry securities, commodities, commodities contracts or other investments;

     (ii) from banks for temporary or emergency purposes not in excess of 10% of its gross assets taken at market value; or

     (iii) by entering into reverse repurchase agreements,

     if, immediately after any such borrowing, the value of the Fund's or Portfolio's total assets, including all borrowings then outstanding, is equal to at least 300% of the aggregate amount of borrowings then outstanding. Any such borrowings may be secured or unsecured. The Portfolio or the Fund may issue securities (including senior securities) appropriate to evidence such indebtedness, including reverse repurchase agreements.]

(2) [Pledge its assets, except that the Portfolio or the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment restriction (1) above; for the purpose of this restriction the deposit of assets in a segregated account with the Portfolio's or the Fund's custodian, as the case may be, in connection with any of the Portfolio's or the Fund's respective investment transactions is not considered to be a pledge.]

(3) Purchase securities OR EVIDENCES OF INTEREST THEREIN on "margin," THAT IS TO SAY IN A TRANSACTION IN WHICH IT HAS BORROWED ALL OR A PORTION OF THE PURCHASE PRICE AND PLEDGED THE PURCHASED SECURITIES OR EVIDENCES OF
     INTEREST THEREIN AS COLLATERAL FOR THE AMOUNT SO BORROWED; [(but the Portfolio or the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).]

(4) [Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio or the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without the payment of any additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short.]

(5) [Purchase securities issued by any other open-end investment company or investment portfolio, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund and except as otherwise permitted by the 1940 Act.]

(6) [Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio or the Trust or is a member, officer, director or trustee of any investment adviser of the Portfolio or the Fund, if after the purchase of the securities of such issuer by the Portfolio or the Fund one or more of such persons owns beneficially more than 1/2 of 1 % of the shares or securities or both (all taken at current value) of such issuer and such persons owning more than 1/2 of 1 % of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value); provided, however, that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund and having any officers, directors, trustees or security holders who are officers or Trustees of the Trust.]

(7) ENGAGE IN THE UNDERWRITING OF SECURITIES; [Underwrite securities issued by other persons, except insofar as the Fund or the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security, and except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.]

(8) Make loans to other persons, except by (a) the acquisition of [money market instruments,] debt securities and MAKING PORTFOLIO INVESTMENTS, [other obligations in which the Portfolio or the Fund is authorized to invest in accordance with their respective investment objective and policies,] (b) entering into repurchase agreements, [and] (c) lending [their respective] portfolio securities AND (D) LENDING CASH CONSISTENT WITH APPLICABLE LAW;

(9) [Purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets and as a result of such purchase (a) more than 5% of the total assets of the Portfolio or the Fund, as the case may be (taken at current value), would be invested in the securities of such issuer, or (b) the Fund or the Portfolio would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in, and may acquire up to 100% of the outstanding voting securities of either the Portfolio or any other registered investment company having substantially the same investment objectives as the Fund.]

(10) CONCENTRATE ITS INVESTMENTS IN ANY PARTICULAR INDUSTRY, BUT, IF DEEMED APPROPRIATE FOR THE FUND'S OBJECTIVE, UP TO (BUT LESS THAN) 25% OF THE VALUE OF ITS ASSETS MAY BE INVESTED IN ANY ONE INDUSTRY; OR [Purchase any security if, as a result of such purchase, 25% or more of the total assets of the Portfolio or the Fund, as the case may be (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (the electric, gas and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.]

(11) [Invest for the purpose of gaining control of a company's management.]

(12) BUY [Purchase] or sell real estate[,] (although IT [the Fund or the Portfolio] may purchase and sell securities which are secured by [interests in] real estate[,] AND securities of COMPANIES [issuers] which invest or deal in real estate), COMMODITIES OR COMMODITY CONTRACTS FOR THE PURCHASE OR SALE OF PHYSICAL COMMODITIES. [and real estate that is acquired as the result of the ownership of securities.]

(13) [Purchase or sell physical commodities (other than currency) or contracts for the purchase or sale of physical commodities (other than currency).]

(14) [Buy investment securities from or sell them to any of the respective officers or Trustees of the Trust or the Portfolio, the Portfolio's investment adviser or the Fund's principal underwriter, as principal; provided, however, that any such person or firm may be employed as a broker upon customary terms and that this restriction does not apply to the Fund's investments in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.]

(15) [Purchase  oil,  gas  or  other  mineral  leases  or  purchase  partnership
     interests  in  oil,  gas  or  other  mineral   exploration  or  development
     programs.]

(16) NOTWITHSTANDING THE INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, THE FUND MAY INVEST ITS INVESTABLE ASSETS IN ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND; MOREOVER, SUBJECT TO TRUSTEE APPROVAL, THE FUND MAY INVEST ITS INVEST ABLE ASSETS IN TWO OR MORE OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH TOGETHER HAVE SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, TO THE EXTENT PERMITTED BY SECTION 12(D)(1)(G) OF THE 1940 ACT.

                                                                       EXHIBIT B

As of June 30, 2002, the following record owners of each class of the Fund held the share percentages indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

                                                        ADDRESS          % OWNED
                                                        -------          -------
 Class A Shares
     Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL    18.4%
 Class B Shares
      Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL    18.6%
 Class C Shares
      Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL    17.8%
      City of Pasadena Deferred Comp. Plan            Englewood, CO        8.5%

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

                      EATON VANCE GREATER CHINA GROWTH FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

         Your Control Number is

                                                     *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1.  Read the Proxy Statement and have this     1.  Read the Proxy Statement and have this   1.  Read the Proxy Statement
    card at hand                                   card at hand                             2.  If you want to vote all of your
                                                                                                account, use the Proxy Card below
2.  Call toll-free 1-____________              2.  Go to www.____________.com/proxy
3.  Enter the control number shown above       3.  Enter the control number shown above     3.  Return the card in the postage-paid
    and follow the simple instructions             and follow the simple instructions           envelope provided
4.  Keep this card for your records            4.  Keep this card for your records

The undersigned holder of shares of beneficial interest of Eaton Vance Greater China Growth Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M., Boston Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [   ]


               Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

               --------------------------------------------------------------
               Signature(s)

               --------------------------------------------------------------
               Date

    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

            Please fold and detach card at perforation before mailing



PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [ X ]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                                   FOR ALL              WITHHOLD
1.  To elect as Trustee the following nominees:                                                Nominees Listed        authority to
                                                                                           (except as noted in      vote for all
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes,(03) Hon. Robert Lloyd George,           the line at left)      nominees listed
    (04) Edward K.Y. Chen, (05) Rudi Dornbusch, (06) Donald R. Dwight,
    (07) Samuel L. Hayes, III, (08) Norton H. Reamer, (09) Lynn A. Stout

    INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT                [ ]                   [ ]
    NOMINEE'S NUMBER ON THE LINE BELOW.
  -----------------------------------------------------------------------------

                                                                                FOR                 AGAINST               ABSTAIN
2(a)  To amend the Fund's restriction on borrowing.                             [ ]                   [ ]                   [ ]
2(b)  To eliminate the Fund's restriction on pledging assets.                   [ ]                   [ ]                   [ ]
2(c)  To amend the Fund's restriction relating to purchases on margin.          [ ]                   [ ]                   [ ]
2(d)  To eliminate the Fund's restriction on short sales.                       [ ]                   [ ]                   [ ]
2(e)  To eliminate the Fund's restriction on investing in other investment      [ ]                   [ ]                   [ ]
      companies.
2(f)  To eliminate the Fund's restriction on investing in issuers that          [ ]                   [ ]                   [ ]
      have common trustees, officers or shareholders with the Fund.
2(g)  To amend the Fund's restriction on underwriting.                          [ ]                   [ ]                   [ ]
2(h)  To amend the Fund's restriction on lending.                               [ ]                   [ ]                   [ ]
2(i)  To amend the Fund's restriction on concentrating in any                   [ ]                   [ ]                   [ ]
      particular industry.
2(j)  To eliminate the Fund's restriction on investing for control.             [ ]                   [ ]                   [ ]
2(k)  To amend the Fund's restriction on investing in real estate.              [ ]                   [ ]                   [ ]
2(l)  To eliminate the Fund's restriction on investing in physical
      commodities.                                                              [ ]                   [ ]                   [ ]
2(m)  To eliminate the Fund's restriction on transactions with certain          [ ]                   [ ]                   [ ]
      affiliates.
2(n)  To eliminate the Fund's restriction on investments relating to            [ ]                   [ ]                   [ ]
      oil, gas, or other mineral leases.
2(o)  To approve a new investment restriction relating to investing             [ ]                   [ ]                   [ ]
      in investment companies.

3.    To change the Fund's diversification status from diversified to           [ ]                   [ ]                   [ ]
      nondiversified.